THIS WARRANT AND THE SECURITIES RECEIVABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF OR EXERCISED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO, OR (ii) AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS IS AVAILABLE IN CONNECTION WITH SUCH OFFER, SALE OR TRANSFER.

Warrant  to  Purchase
5,000,000  shares
---------

WARRANT  TO  PURCHASE  COMMON  STOCK
OF
NANOPIERCE  TECHNOLOGIES,  INC.

THIS CERTIFIES that Standard Financial Group Ltd. or any subsequent ("Holder") hereof, has the right to purchase from NANOPIERCE TECHNOLOGIES, INC., a Nevada corporation (the "Company"), up to 5,000,000 fully paid and nonassessable shares of the Company's Common Stock, no par value ("Common Stock"), subject to adjustment as provided herein, at a price equal to the Exercise Price as defined in Section 3 below, at any time beginning on the Date of Issuance and ending at 5:00 p.m., New York, New York time, on December 10, 2004.

The Holder of this Warrant agrees with the Company that this Warrant is issued and all rights hereunder shall be held subject to all of the conditions, limitations and provisions set forth herein.

1.  Date  of  Issuance.
    -------------------

This Warrant shall be deemed to be issued on December 10, 1999 ("Date of Issuance").

2.  Exercise.
    --------

    (a) Manner of Exercise. On or after the Date of Issuance, this Warrant may be exercised as to all or any lesser number of full shares of Common Stock covered hereby upon surrender of this Warrant, with the Exercise Form attached hereto duly executed, together with the full Exercise Price (as defined in Section 3) for each share of Common Stock as to which this Warrant is exercised, at the office of the Company, 370 17th Street, Suite 3580, Denver, Colorado 80202; Attention: President, Telephone No. (303)592-1010, Telecopy No.
(303)592-1054, or at such other office or agency as the Company may designate in writing, by overnight mail, with an advance copy of the Exercise Form attached as Exhibit A ("Exercise Form") by facsimile (such surrender and payment of the Exercise Price hereinafter called the "Exercise of this Warrant").

    (b) Date of Exercise. The "Date of Exercise" of the Warrant shall be defined as the date that the advance copy of the Exercise Form is sent by facsimile to the Company, provided that the original Warrant and Exercise Form are received by the Company as soon as practicable thereafter. Alternatively, the Date of Exercise shall be defined as the date the original Exercise Form is received by the Company, if Holder has not sent advance notice by facsimile.

    (c) Cancellation of Warrant. This Warrant shall be canceled upon its Exercise, and, as soon as practical after the Date of Exercise, the Holder hereof shall be entitled to receive Common Stock for the number of shares purchased upon such Exercise, and if this Warrant is not exercised in full, the Holder shall be entitled to receive a new Warrant or Warrants (containing terms identical to this Warrant) representing any unexercised portion of this Warrant in addition to such Common Stock.

    (d) Holder of Record. Each person in whose name any Warrant for shares of Common Stock is issued shall, for all purposes, be deemed to have become the Holder of record of such shares on the Date of Exercise of this Warrant, irrespective of the date of delivery of such shares of Common Stock. Nothing in this Warrant shall be construed as conferring upon the Holder hereof any rights as a shareholder of the Company.

3.  Payment  of  Warrant  Exercise  Price.
    -------------------------------------

The  Exercise  Price shall be Thirty Cents ($0.30) per share ("Exercise Price").

Payment of the Exercise Price may be made by either of the following, or a combination thereof, at the election of Holder:

    (i) Cash Exercise: cash, certified check or cashiers check or wire transfer; or

    (ii) Cashless Exercise: subject to the last sentence of this Section 3, surrender of this Warrant at the principal office of the Company together with notice of cashless election, in which event the Company shall issue Holder a number of shares of Common Stock computed using the following formula:

        X  =  Y  (A-B)/A

where:  X  =  the  number  of  shares  of  Common  Stock to be issued to Holder.

        Y = the number of shares of Common Stock for which this Warrant is being exercised.

        A  =  the  Market  Price  of  one  (1)  share  of  Common
Stock (for purposes of this Section 3(ii), the "Market Price" shall be defined as the average closing price of the Common Stock for the five (5) trading days prior to the Date of Exercise of this Warrant (the "Average Closing Price"), as reported by the OTC Bulletin Board, or if the Common Stock is not traded on the OTC Bulletin Board, the Average Closing Price in the over-the-counter market; provided, however, that if the Common Stock is listed on a stock exchange, the Market Price shall be the Average Closing Price on such exchange. If the Common Stock is/was not traded during the five (5) trading days prior to the Date of Exercise, then the closing price for the last publicly traded day shall be deemed to be the closing price for any and all (if applicable) days during such five (5) trading day period.

        B  =  the  Exercise  Price.

For purposes of Rule 144 and sub-section (d)(3)(ii) thereof, it is intended, understood and acknowledged that the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have been acquired at the time this Warrant was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon exercise of this Warrant in a cashless exercise transaction shall be deemed to have commenced on the date this Warrant was issued.

NO SUBSEQUENT HOLDER OF THIS WARRANT SHALL HAVE THE RIGHT TO EXERCISE THIS WARRANT PURSUANT TO THE CASHLESS EXERCISE METHOD SET FORTH IN (ii) ABOVE, UNLESS THE COMPANY SPECIFICALLY CONSENTS, IN WRITING, TO AN AMENDMENT TO THIS WARRANT PERMITTING SUCH METHOD OF EXERCISE.

4.  Transfer.
    --------

    (a) Transfer Rights. Subject to the provisions of Section 8 of this Warrant, this Warrant may be transferred on the books of the Company, in whole or in part, in person or by attorney, upon surrender of this Warrant properly endorsed. This Warrant shall be canceled upon such surrender and, as soon as practicable thereafter, the person to whom such transfer is made shall be entitled to receive a new Warrant or Warrants as to the portion of this Warrant transferred, and the Holder of this Warrant shall be entitled to receive a new Warrant or Warrants as to the portion hereof retained.

5.  Anti-Dilution  Adjustments.
    --------------------------

    (a) Stock Dividend. If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Holder hereof, upon Exercise of this Warrant after the record date for the determination of Holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon Exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is Exercised, such additional shares of Common Stock as such Holder would have received had this Warrant been Exercised immediately prior to such record date and the Exercise Price will be proportionately adjusted.

    (b) Recapitalization or Reclassification. If the Company shall at any time effect a recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof, the number of shares of Common Stock which the Holder hereof shall be entitled to purchase upon Exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization, reclassification or similar transaction, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionally decreased and, in the case of decrease in the number of shares, proportionally increased. The Company shall give the Warrant Holder the same notice it provides to holders of Common Stock of any transaction described in this Section 5(b).

    (c) Distributions. If the Company shall at any time distribute to Holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus or net profits for the current or preceding year) then, in any such case, the Holder of this Warrant shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such Exercise, the amount of cash or evidences of indebtedness or other securities or assets which such Holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been Exercised immediately prior to the record date or other date fixing shareholders to be affected by such event (the "Determination Date") or, in lieu thereof, if the Board of Directors of the Company should so determine at the time of such distribution, a reduced Exercise Price determined by multiplying the Exercise Price on the Determination Date by a fraction, the numerator of which is the result of such Exercise Price reduced by the value of such distribution applicable to one share of Common Stock (such value to be determined by the Board in its discretion) and the denominator of which is such Exercise Price.

    (d) Notice of Consolidation or Merger. In the event of a merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities or other assets of the Company or another entity or there is a sale of all or substantially all the Company's assets (a "Corporate Change"), then this Warrant shall be exercisable into such class and type of securities or other assets as the Holder would have received had the Holder exercised this Warrant immediately prior to such Corporate Change; provided, however, that Company may not affect any Corporate Change unless it first shall have given thirty (30) business days notice to the Holder hereof of any Corporate Change.

    (e) Exercise Price Adjusted. As used in this Warrant, the term "Exercise Price" shall mean the purchase price per share specified in Section 3 of this Warrant, until the occurrence of an event stated in subsection (a), (b) or (c) of this Section 5, and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsection. No such adjustment under this Section 5 shall be made unless such adjustment would change the Exercise Price at the time by $.01 or more; provided, however, that all adjustments not so made shall be deferred and made when the aggregate thereof would change the Exercise Price at the time by $.01 or more. No adjustment made pursuant to any provision of this Section 5 shall have the effect of increasing the Exercise Price. The number of shares of Common Stock subject hereto shall increase proportionately with each decrease in the Exercise Price.

    (f) Adjustments: Additional Shares, Securities or Assets. In the event that at any time, as a result of an adjustment made pursuant to this Section 5, the Holder of this Warrant shall, upon Exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 5.

    6.  Fractional  Interests.
        ---------------------

No fractional shares or scrip representing fractional shares shall be issuable upon the Exercise of this Warrant, but on Exercise of this Warrant, the Holder hereof may purchase only a whole number of shares of Common Stock. If, on Exercise of this Warrant, the Holder hereof would be entitled to a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher number of shares.

    7.  Reservation  of  Shares.
        -----------------------

The Company shall at all times reserve for issuance such number of authorized and unissued shares of Common Stock (or other securities substituted therefor as herein above provided) as shall be sufficient for Exercise and payment of the Exercise Price of this Warrant. The Company covenants and agrees that upon Exercise of this Warrant, all shares of Common Stock issuable upon such Exercise shall be duly and validly issued, fully paid, nonassessable and not subject to preemptive rights, rights of first refusal or similar rights of any person or entity.

8.  Restrictions  on  Transfer.
    --------------------------

    (a) Registration or Exemption Required. This Warrant has been issued in a transaction exempt from the registration requirements of the Act by virtue of
Section 4(2). The Warrant and the Common Stock issuable upon exercise of the Warrant may not be sold except pursuant to an effective registration statement or an exemption to the registration requirements of the Act and applicable state laws.

    (b)  Registration  Rights.  The  Company shall within One Hundred and Twenty
(120) days of the date of this Warrant prepare and file a Registration Statement with the SEC, no more than once, under the Securities Act of 1933, registering this Warrant and the shares underlying this Warrant. The Company agrees to use its best efforts to cause the above filing to become effective, as promptly as possible.

    (c) Assignment. Assuming the conditions of (a) above regarding registration or exemption have been satisfied, the Holder may sell, transfer, assign, pledge or otherwise dispose of this Warrant, in whole or in part. Holder shall deliver a written notice to Company, substantially in the form of the Assignment attached hereto as Exhibit B, indicating the person or persons to whom the Warrant shall be assigned and the respective number of warrants to be assigned to each assignee. The Company shall effect the assignment within ten (10) days, and shall deliver to the assignee(s) designated by Holder a Warrant or Warrants of like tenor and terms for the appropriate number of shares.

9.  Benefits  of  this  Warrant.
    ---------------------------

Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder of this Warrant any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder of this Warrant.

10.  Applicable  Law.
     ---------------

This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the state of Nevada, without giving effect to conflict of law provisions thereof.

11.  Loss  of  Warrant.
     -----------------

Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date.

12.  Notice  or  Demands.
     -------------------

Notices or demands pursuant to this Warrant to be given or made by the Holder of this Warrant to or on the Company shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, until another address is designated in writing by the Company, to
Attention: President, Nanopierce Technologies, Inc., 370 17th Street, Suite 3580, Denver, Colorado 80202, Attention: President, Telephone No. (303)592-1010, Telecopy No. (303)592-1054.

Notices or demands pursuant to this Warrant to be given or made by the Company to or on the Holder of this Warrant shall be sufficiently given or made if sent by certified or registered mail, return receipt requested, postage prepaid, and addressed, to the address of the Holder set forth in the Company's records, until another address is designated in writing by Holder.

13.  Exercise  restrictions.
     -----------------------

When and if the Company has its common shares registered pursuant to Section 12(g) of the Securities Act of 1934, the, notwithstanding anything to the contrary set forth in this Warrant, in no event shall any holder of this Warrant be entitled to exercise any portion of this Warrant to the extent that such exercise, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates to exceed 9.99% of the outstanding shares of the Common Stock following such exercise. If any court of competent jurisdiction shall determine that the foregoing limitation is ineffective to prevent the Holder from being deemed the beneficial owner of more than 9.9% of the then outstanding shares of Common
Stock, then the Company shall purchase from the Holder such portion of this Warrant (the "Redemption Portion") as is necessary to cause such Holder to be deemed the beneficial owner of not more than 9.9% of the then outstanding shares of Common Stock. Upon such determination by a court of competent jurisdiction and such redemption by the Company, the Redemption Portion shall immediately and without further action be deemed returned to the Seller, subject only to payment in full by the Seller of the Redemption Amount (as defined below) and the Buyer shall have no interest in or rights under such Redemption Portion other than to receive cash in the amount of the Redemption Amount. Such redemption shall be for cash at a redemption price equal to 122.5% of the Exercise Price (the "Redemption Amount") and shall be paid within three (3) business days after the redemption described herein is deemed to have occurred as stated herein.


IN WITNESS WHEREOF, the undersigned has executed this Warrant as of the 10th day of December, 1999.

                                      NANOPIERCE  TECHNOLGOIES,  INC.


                                      By:  ________________________________
                                           Print  Name:  Paul  H.  Metzinger
                                           Title:  President  &  Chief Executive
Officer

EXHIBIT  A

EXERCISE  FORM

TO:  NANOPIERCE  TECHNOLOGIES,  INC.

The undersigned hereby irrevocably exercises the right to purchase ____________ of the shares of Common Stock of NANOPIERCE TECHNOLOGIES, INC., a Nevada corporation (the "Company"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

1. The undersigned agrees not to offer, sell, transfer or otherwise dispose of any of Common Stock obtained on exercise of the Warrant, except in accordance with the provisions of Section 8(a) of the Warrant.

2. The undersigned requests that stock certificates for such shares be issued free of any restrictive legend, and a warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Registered Holder and delivered to the undersigned at the address set forth below:

Dated:

________________________________________________________________________
                     Signature  of  Registered  Holder

________________________________________________________________________
                     Name  of  Registered  Holder  (Print)

________________________________________________________________________
                     Non-U.S.  Address

EXHIBIT  B

ASSIGNMENT

(To be executed by the registered Holder desiring to transfer the Warrant)

FOR VALUE RECEIVED, the undersigned Holder of the attached Warrant hereby sells, assigns and transfers unto the person or persons below named the right to purchase _______ shares of the Common Stock of NANOPIERCE TECHNOLOGIES, INC. evidenced by the attached Warrant and does hereby irrevocably constitute and appoint _______________________ attorney to transfer the said Warrant on the books of the Company, with full power of substitution in the premises.

Dated:                                ______________________________
                                      Signature


Fill  in  for  new  Registration  of  Warrant:

_________________________________________
               Name

_________________________________________
               Address

_________________________________________
Please  print  name  and  address  of  assignee
(including  zip  code  number)

_______________________________________________________________________

NOTICE

The signature to the foregoing Exercise Form or Assignment must correspond to the name as written upon the face of the attached Warrant in every particular, without alteration or enlargement or any change whatsoever.
________________________________________________________________________